WELLS FARGO BANK, N.A.,
                            as RMBS Master Servicer,


                 AMERICAN HOME MORTGAGE INVESTMENT TRUST 2005-2,
                                    as Issuer


                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee


                     AMERICAN HOME MORTGAGE ACCEPTANCE, INC.
                                    as Seller


                                       and


                     AMERICAN HOME MORTGAGE SERVICING, INC.
                                as RMBS Servicer


                            RMBS SERVICING AGREEMENT

                            Dated as of June 22, 2005


                                 Mortgage Loans

                 American Home Mortgage Investment Trust 2005-2

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I
                                   Definitions

Section 1.01   Definitions.....................................................7
Section 1.02   Other Definitional Provisions...................................7
Section 1.03   Interest Calculations...........................................8

                                   ARTICLE II
                         Representations and Warranties

Section 2.01   Representations and Warranties Regarding the RMBS Servicer......8
Section 2.02   Existence.......................................................9
Section 2.03   Enforcement of Representations and Warranties...................9

                                   ARTICLE III
                 Administration and Servicing of Mortgage Loans

Section 3.01   RMBS Servicer to Act as Servicer...............................11
Section 3.02   Subservicing Agreements Between RMBS Servicer and
               Subservicers...................................................13
Section 3.03   Successor Subservicers.........................................14
Section 3.04   Liability of the RMBS Servicer.................................14
Section 3.05   Assumption or Termination of Subservicing Agreements by RMBS
               Master Servicer................................................14
Section 3.06   Collection of Mortgage Loan Payments...........................15
Section 3.07   Withdrawals from the Protected Account.........................18
Section 3.08   Collection of Taxes Assessments and Similar Items; Servicing
               Accounts.......................................................20
Section 3.09   Access to Certain Documentation and Information Regarding
               the Mortgage Loans.............................................20
Section 3.10   Maintenance of Primary Insurance Policies; Collection
               Thereunder.....................................................21
Section 3.11   Maintenance of Hazard Insurance and Fidelity Coverage..........21
Section 3.12   Due-on-Sale Clauses; Assumption Agreements.....................23
Section 3.13   Realization Upon Defaulted Mortgage Loans......................23
Section 3.14   RMBS Indenture Trustee to Cooperate; Release of Mortgage
               Files..........................................................25
Section 3.15   Subservicing Compensation......................................26
Section 3.16   Annual Statements of Compliance................................26
Section 3.17   Annual Independent Public Accountants' Servicing Report........27
Section 3.18   Optional Purchase of Defaulted Mortgage Loans..................28
Section 3.19   Information Required by the Internal Revenue Service
               Generally and Reports of Foreclosures and Abandonments of
               Mortgaged Property.............................................28
Section 3.20   Fair Credit Reporting Act......................................28
Section 3.21   Payment Options................................................28
Section 3.22   Waiver of Prepayment Charges...................................28

                                   ARTICLE IV
                              Servicing Certificate

Section 4.01   Remittance Reports.............................................29
Section 4.02   Reserved.......................................................30
Section 4.03   Reserved.......................................................30
Section 4.04   Advances.......................................................30
Section 4.05   Compensating Interest Payments.................................31
Section 4.06   Annual Certification...........................................31

                                    ARTICLE V
                                The RMBS Servicer

Section 5.01   Liability of the RMBS Servicer.................................32
Section 5.02   Merger or Consolidation of or Assumption of the Obligations
               of the RMBS Servicer...........................................32
Section 5.03   Limitation on Liability of the RMBS Servicer and Others........32
Section 5.04   RMBS Servicer Not to Resign....................................33
Section 5.05   Delegation of Duties...........................................34
Section 5.06   Indemnification................................................34
Section 5.07   Duties of the RMBS Servicer With Respect to the Indenture......35
Section 5.08   Patriot Act....................................................35

                                   ARTICLE VI
                                     Default

Section 6.01   Servicing Default..............................................37
Section 6.02   RMBS Master Servicer to Act; Appointment of Successor..........40
Section 6.03   Reserved.......................................................42
Section 6.04   Waiver of Defaults.............................................42

                                   ARTICLE VII
                            Miscellaneous Provisions

Section 7.01   Amendment......................................................43
Section 7.02   GOVERNING LAW..................................................43
Section 7.03   Notices........................................................43
Section 7.04   Severability of Provisions.....................................44
Section 7.05   Third-Party Beneficiaries......................................45
Section 7.06   Counterparts...................................................45
Section 7.07   Effect of Headings and Table of Contents.......................45
Section 7.08   Termination....................................................45
Section 7.09   No Petition....................................................45
Section 7.10   No Recourse....................................................45
Section 7.11   Consent to Jurisdiction........................................45

EXHIBIT A - MORTGAGE LOAN SCHEDULE...........................................A-1

EXHIBIT B - FORM OF REQUEST FOR RELEASE......................................B-1

EXHIBIT C-1 - FORM OF CERTIFICATION TO BE PROVIDED BY
         THE RMBS SERVICER...................................................C-1

EXHIBIT C-2 - RESERVED.......................................................C-2

                  This RMBS Servicing Agreement, dated as of June 22, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer ("RMBS Master Servicer"), American Home Mortgage Investment Trust 2005-2, as Issuer (the "Issuer"), American Home Mortgage Acceptance, Inc. as Seller (the "Seller"), Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee") and American Home Mortgage Servicing, Inc., as RMBS Servicer ("RMBS Servicer").

                       W I T N E S S E T H    T H A T :

                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V and Group VI Subsequent Mortgage Loan Purchase Agreement, American Home Mortgage Securities LLC (the "Company" or "Depositor") will acquire the Mortgage Loans and the related Group I, Group II, Group III, Group IV, Group V and Group VI Subsequent Mortgage Loans;

                  WHEREAS, the Company will create American Home Mortgage Investment Trust 2005-2, a Delaware statutory trust (the "Issuer"), and will transfer the Mortgage Loans and the related Subsequent Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V and Group VI Subsequent Mortgage Loan Purchase Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of June 22, 2005 ("Trust Agreement") among the Company, as depositor, M&T Trust Company of Delaware, as owner trustee ("Owner Trustee") and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2005-2 ("Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of June 22, 2005 ("Indenture") among the Issuer, the Securities Administrator and the Indenture Trustee, the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Purchaser the Mortgage-Backed Notes, Series 2005-2, Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1 Class II-A-2, Class II-A-3, Class III-A, Class IV-A-1, Class IV-A-2, Class IV-A-3, Class V-A-1, Class V-A-2, Class V-A-3, Class V-A-4-A, Class V-A-4-B, Class V-A-4-C, Class V-A-4-D, Class VI-A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B, Class V-M-1, Class V-M-2, Class V-M-3, Class V-M-4, Class V-M-5, Class V-B, Class N-1 and Class N-2 Notes; and

                  WHEREAS, pursuant to the terms of the RMBS Master Servicing Agreement, the RMBS Master Servicer will master service the Mortgage Loans set forth on the Mortgage Loan Schedule for the benefit of the holders of the Notes;

                  WHEREAS, pursuant to the terms of this RMBS Servicing Agreement, the RMBS Servicer shall service the Mortgage Loans for the benefit of the Issuer, the Indenture Trustee and the holders of the Group I, Group II, Group III, Group IV and Group V Notes (collectively, the "Notes");

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01  DEFINITIONS.

         For all purposes of this RMBS Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02  OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this RMBS Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this RMBS Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this RMBS Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this RMBS Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this RMBS Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this RMBS Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this RMBS Servicing Agreement shall refer to this RMBS Servicing Agreement as a whole and not to any particular provision of this RMBS Servicing Agreement; Section and Exhibit references contained in this RMBS Servicing Agreement are references to Sections and Exhibits in or to this RMBS Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this RMBS Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03  INTEREST CALCULATIONS.

         All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360 day year consisting of twelve 30 day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.01  REPRESENTATIONS AND WARRANTIES REGARDING THE RMBS
SERVICER.

         The RMBS Servicer represents and warrants to the Issuer, the Indenture Trustee, the Note Insurer and the RMBS Master Servicer, that:

                  (i) The RMBS Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own its assets and to transact the business in which it is currently engaged. The RMBS Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the RMBS Servicer or the validity or enforceability of the Mortgage Loans;

                  (ii) The RMBS Servicer has the power and authority to make, execute, deliver and perform this RMBS Servicing Agreement and all of the transactions contemplated under this RMBS Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this RMBS Servicing Agreement. When executed and delivered, this RMBS Servicing Agreement will constitute the legal, valid and binding obligation of the RMBS Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The RMBS Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this RMBS Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this RMBS Servicing Agreement and the performance of the transactions contemplated hereby by the RMBS Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the RMBS Servicer or any provision of the charter or bylaws of the RMBS Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the RMBS Servicer is a party or by which the RMBS Servicer may be bound;

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the RMBS Servicer), or to the knowledge of the RMBS Servicer threatened, against the RMBS Servicer or any of its properties or with respect to this RMBS Servicing Agreement or the Notes or the Certificates which, to the knowledge of the RMBS Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this RMBS Servicing Agreement; and

                  (vi) The RMBS Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         The foregoing representations and warranties shall survive any termination of the RMBS Servicer hereunder.

          Section 2.02  EXISTENCE.

         The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this RMBS Servicing Agreement.

         Section 2.03  ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES.

         The Indenture Trustee, as pledgee of the Mortgage Loans, shall enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Mortgage Loan Purchase Agreement or the related Group I, Group II, Group III, Group IV or Group V Subsequent Mortgage Loan Purchase Agreement, as applicable. Upon the discovery by the Seller, the RMBS Master Servicer, the Indenture Trustee or the Company of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement or the related Group I, Group II, Group III, Group IV or Group V Subsequent Mortgage Loan Purchase Agreement, as applicable in respect of any Mortgage Loan which materially and adversely affects the interests of the Noteholders, the
Note Insurer or the Certificateholders, the party discovering the same shall give prompt written notice to the other parties. The Indenture Trustee shall promptly notify the Seller and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement or the Group I, Group II, Group III, Group IV or Group V Subsequent Mortgage Loan Purchase Agreement, as applicable, the Seller either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan or such Group I, Group II, Group III, Group IV or Group V Subsequent Mortgage Loan, in each instance in accordance with the Mortgage Loan Purchase Agreement or the Group I, Group II, Group III, Group IV or Group V Subsequent Mortgage Loan Purchase Agreement, as applicable; provided that the Seller shall, subject to the conditions set forth in the Mortgage Loan Purchase Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Eligible Substitute Mortgage Loans for such Mortgage Loan upon delivery of an Officer's Certificate to the Indenture Trustee stating that such Eligible Substitute Mortgage Loan satisfies the definition of Eligible Substitute Mortgage Loan set forth in Appendix A to the Indenture and that the Substitution Adjustment Amount, if any, has been deposited into the Protected Account. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the RMBS Servicer and remitted by the RMBS Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Securities Administrator Collection Account pursuant to this Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The RMBS Servicer shall amend or cause to be amended the RMBS Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the related Eligible Substitute Mortgage Loan and the RMBS Servicer shall promptly deliver the amended RMBS Mortgage Loan Schedule to the RMBS Master Servicer, Owner Trustee, Securities Administrator and Indenture Trustee.

         In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the RMBS Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate Stated Principal Balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due on such Deleted Mortgage Loans in the month of substitution). The Seller shall pay the Substitution Adjustment Amount to the RMBS Servicer and the RMBS Servicer shall deposit such Substitution Adjustment Amount into the Protected Account upon receipt.

                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01  RMBS SERVICER TO ACT AS SERVICER.

         (a) The RMBS Servicer shall service, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this RMBS Servicing Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The RMBS Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities for the servicing and administration of the Mortgage Loans. The authority of the RMBS Servicer, in its capacity as RMBS Servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power on behalf of the Issuer and the Indenture Trustee to (i) consult with and advise any Subservicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and
(iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of any claims under any Primary Insurance Policy, and any other matter pertaining to a delinquent Mortgage Loan. The authority of the RMBS Servicer shall include, in addition, the power to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes (in the manner provided in this RMBS Servicing Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the RMBS Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee, to execute and deliver any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the insurance policies and the accounts related thereto, and the Mortgaged Properties. The RMBS Servicer may exercise this power in its own name or in the name of a Subservicer.

         In accordance with the standards of the preceding paragraph, the RMBS Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.08, and further as provided in Section 3.07; provided that the RMBS Servicer shall not be obligated to make such advance if, in its good faith judgment, the RMBS Servicer determines that such advance will be a Nonrecoverable Advance.

         The relationship of the RMBS Servicer (and of any successor to the RMBS Servicer under this Agreement) to the RMBS Master Servicer and the other parties hereto under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent; provided, however, that the RMBS Servicer is authorized and empowered by the Indenture Trustee, in its own name or in the name of any Subservicer, when the RMBS Servicer or such Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Indenture Trustee, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the RMBS Servicer in accordance with Section 3.15, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the RMBS Servicer from the Trust Estate.

         (b) With respect to each Mortgage Loan, consistent with the terms of this RMBS Servicing Agreement, the RMBS Servicer may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

         (c) The RMBS Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of full release or discharge, or any other document contemplated by this RMBS Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Indenture Trustee shall promptly execute or cause to be executed any such documents on request of the RMBS Servicer and prepared by it) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. An assumption pursuant to this Section 3.01 is permitted solely if the creditworthiness of the prospective purchaser of a Mortgaged Property meets the same or better underwriting guidelines as those which were applied to the original borrower and the security for such Mortgage Loan is not impaired by the assumption. Any fee collected by the RMBS Servicer or the related Subservicer for processing such request will be retained by the RMBS Servicer or such Subservicer as additional servicing compensation.

         (d) Notwithstanding the provisions of Subsection 3.01(a), the RMBS Servicer shall not take any action inconsistent with the interests of the Indenture Trustee or with the rights and interests of the RMBS Master Servicer under this RMBS Servicing Agreement.

         (e) The Indenture Trustee shall execute and return to the RMBS Servicer any limited powers of attorney and other documents in form as provided to the Indenture Trustee necessary or appropriate to enable the RMBS Servicer to service and administer the related Mortgage Loans and REO Property.

         (f) Notwithstanding any term to the contrary in this RMBS Servicing Agreement, the RMBS Servicer may not waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term, or in any manner grant indulgence to any Mortgagor unless the RMBS Servicer has obtained the prior written consent of the RMBS Master Servicer, which consent shall not be unreasonably withheld. The RMBS Master Servicer shall use it best efforts to respond to any such request for consent by the RMBS Servicer pursuant to this Subsection 3.01(f) within two (2) Business Days of receipt of such request.

         Section 3.02 SUBSERVICING AGREEMENTS BETWEEN RMBS SERVICER AND SUBSERVICERS.

         (a) The RMBS Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the RMBS Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the related Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Subservicing Agreement entered into by the RMBS Servicer shall include the provision that such Agreement may be terminated with or without cause and without the payment of any termination fee by any successor RMBS Servicer (including, without limitation, the RMBS Master Servicer as successor RMBS Servicer) under this RMBS Servicing Agreement. In addition, each Subservicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this RMBS Servicing Agreement. The RMBS Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the RMBS Servicer to a Subservicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this RMBS Servicing Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Indenture Trustee and the Noteholders, without the consent of the RMBS Master Servicer.

         (b) As part of its servicing activities hereunder, the RMBS Servicer, for the benefit of the Note Insurer and the Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the RMBS Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The RMBS Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         Section 3.03  SUCCESSOR SUBSERVICERS.

         The RMBS Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement subject to the terms of Section 3.02(a) of this RMBS Servicing Agreement; provided, however, that upon termination, the RMBS Servicer shall either act as servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Subservicer and in conformance with the terms of Section 3.02(a) of this RMBS Servicing Agreement pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement and this RMBS Servicing Agreement pertaining to the servicing of such Mortgage Loan.

         Section 3.04  LIABILITY OF THE RMBS SERVICER.

         (a) Notwithstanding any Subservicing Agreement, any of the provisions of this RMBS Servicing Agreement relating to agreements or arrangements between the RMBS Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the RMBS Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee, the Issuer, the Note Insurer and the Noteholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with this RMBS Servicing Agreement. The obligations and liability of the RMBS Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the RMBS Servicer by any Subservicer, or any other Person. The obligations and liability of the RMBS Servicer shall remain of the same nature and under the same terms and conditions as if the RMBS Servicer alone were servicing and administering the related Mortgage Loans. The RMBS Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this RMBS Servicing Agreement shall be deemed to limit or modify such indemnification. For the purposes of this RMBS Servicing Agreement, the RMBS Servicer shall be deemed to have received any payment on a Mortgage Loan on the date the Subservicer received such payment; provided, however, that this sentence shall not apply to the RMBS Master Servicer as the successor RMBS Servicer.

         Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the RMBS Servicer alone, and none of the RMBS Master Servicer, the Indenture Trustee, the Issuer, the Note Insurer or the Noteholders shall be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.05.

         Section 3.05 ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY RMBS MASTER SERVICER.

         (a) If the RMBS Master Servicer or a successor RMBS Servicer shall assume the servicing obligations of the RMBS Servicer in accordance with Section
6.02 below, the RMBS Master Servicer or successor RMBS Servicer, to the extent necessary to permit the RMBS Master Servicer to carry out the provisions of
Section 6.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the RMBS Servicer under each of the Subservicing Agreements, unless such Subservicing Agreements are terminated in accordance with Section 3.02(a) hereof. If such Subservicing Agreements are not terminated, the RMBS Master Servicer or its designee as the successor master servicer shall be deemed to have assumed all of the RMBS Servicer's rights and obligations therein and to have replaced the RMBS Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the RMBS Master Servicer or its designee as a successor master servicer, except that the RMBS Master Servicer or its designee as a successor RMBS Servicer shall not be deemed to have assumed any obligations or liabilities of the RMBS Servicer arising prior to such assumption (other than the obligation to make Monthly Advances) and the RMBS Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the RMBS Master Servicer or its designee as a successor RMBS Servicer at any time to receive any portion of the servicing compensation provided under Section 3.15 except for such portion as the RMBS Servicer would be entitled to receive.

         (b) In the event that the RMBS Master Servicer or a successor RMBS Servicer assumes the servicing obligations of the RMBS Servicer under Section 6.02, upon the reasonable request of the RMBS Master Servicer or such successor RMBS Servicer, the terminated RMBS Servicer shall at its own expense (or the expense of the Trust, if the RMBS Servicer fails to do so) deliver to the RMBS Master Servicer, or to such successor RMBS Servicer photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the RMBS Master Servicer, or to such successor RMBS Servicer or the termination of such Subservicing Agreements in accordance with Section 3.02(a).

         Section 3.06  COLLECTION OF MORTGAGE LOAN PAYMENTS.

         (a) The RMBS Servicer will coordinate and monitor remittances by Subservicers to it with respect to the Mortgage Loans in accordance with this RMBS Servicing Agreement.

         (b) The RMBS Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this RMBS Servicing Agreement. Consistent with the foregoing, the RMBS Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the RMBS Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, that Monthly Payments may not be suspended during the twelve months prior to the final maturity of the Notes. In the event the RMBS Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the RMBS Servicer shall nonetheless make a Monthly Advance or shall cause the related Subservicer to make a Monthly Advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; PROVIDED, HOWEVER, that the obligation of the RMBS Servicer or the related Subservicer to make a Monthly Advance shall apply only to the extent that the RMBS Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

         (c) Within five Business Days after the RMBS Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the RMBS Servicer shall provide to the RMBS Master Servicer and the Securities Administrator a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination. The RMBS Servicer shall provide to the RMBS Master Servicer a monthly summary of each Mortgage Loan that became a Liquidated Mortgage Loan.

         (d) The RMBS Servicer shall establish a segregated account in the name of the Indenture Trustee for the benefit of the Noteholders (the "Protected Account"), which shall be an Eligible Account, in which the RMBS Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans due subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within 48 hours following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

                  (i) all payments of principal, including Principal Prepayments, of or interest on the Mortgage Loans (including advances by a Subservicer) received by the RMBS Servicer directly from Mortgagors or from the respective Subservicer;

                  (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the RMBS Servicer pursuant to Section 3.18;

                  (iii) Net Liquidation Proceeds;

                  (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or applicable Subsequent Mortgage Loan Purchase Agreement and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or applicable Subsequent Mortgage Loan Purchase Agreement;

                  (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

                  (vi) any Monthly Advance and any Compensating Interest payments;

                  (vii) any other amounts received by the RMBS Servicer, including any fees or penalties not retained by a Subservicer, required to be deposited in the Protected Account pursuant to this RMBS Servicing Agreement;

                  (viii) the amount of any losses incurred by the RMBS Servicer with respect to the investment of funds in the Protected Account; and

                  (ix) all prepayment penalties received by the RMBS Servicer directly from Mortgagors or from the respective Subservicer.

PROVIDED, HOWEVER, that with respect to each Due Period, the RMBS Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the RMBS Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Protected Account are exclusive, it being understood that, without limiting the generality of the foregoing, the RMBS Servicer need not deposit in the Protected Account fees (including annual fees or assumption fees) or late charges, payable by Mortgagors, each as further described in
Section 3.15, or amounts received by the RMBS Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items, which amounts shall be deposited in the related Servicing Account pursuant to Section 3.08. In the event any amount not required to be deposited in the Protected Account is so deposited, the RMBS Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Protected Account, any provision herein to the contrary notwithstanding. The RMBS Servicer shall keep records that accurately reflect the funds on deposit in the Protected Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Protected Account for the benefit of the Noteholders. The RMBS Servicer shall be entitled to retain all Foreclosure Profits and shall not be obligated to deposit any Foreclosure Profits in the Protected Account.

         Funds in the Protected Account may not be invested with, and shall not be commingled with, the RMBS Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Notes. Funds in the Protected Account shall be invested solely in Eligible Investments, designated in the name of the Indenture Trustee for the benefit of the Noteholders, which shall mature not later than the Business Day next preceding the RMBS Servicer Remittance Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the RMBS Servicer or the related Subservicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Protected Account by the RMBS Servicer on the Business Day prior to the RMBS Servicer Remittance Date.

         (e) The RMBS Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the RMBS Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Eligible Investments, and in the name of the Indenture Trustee for the benefit of the Noteholders. The related Subservicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and any other funds.

         Section 3.07  WITHDRAWALS FROM THE PROTECTED ACCOUNT.

         (a) The RMBS Servicer shall, from time to time as provided herein, make withdrawals from the Protected Account of amounts on deposit therein pursuant to
Section 3.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

                  (i) to remit to the Securities Administrator, by the RMBS Servicer Remittance Date, all amounts required to be deposited in the Protected Account as of the close of business on the related Determination Date;

                  (ii) to the extent deposited to the Protected Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Sections 3.10 or 3.11, or Liquidation Expenses, paid pursuant to
         Section 3.13 or otherwise reimbursable pursuant to the terms of this RMBS Servicing Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (other than any Repurchase Price in respect thereto) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

                  (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.15, an amount equal to the related RMBS Servicing Fee (to the extent not retained pursuant to Section 3.06);

                  (iv) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the RMBS Servicer or other entity, all amounts received thereon and not required to be distributed to Noteholders as of the date on which the related Purchase Price or Repurchase Price is determined;

                  (v) to reimburse the RMBS Servicer or any Subservicer for any Monthly Advance of its own funds or any advance of such Subservicer's own funds, the right of the RMBS Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                  (vi) to reimburse the RMBS Servicer or any Subservicer from Insurance Proceeds, Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the RMBS Servicer or such Subservicer pursuant to Section 3.13 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by the Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (vii) to pay the RMBS Servicer or any Subservicer (payment to any Subservicer to be subject to prior payment to the RMBS Servicer of an amount equal to the RMBS Servicing Fee), as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Subservicer would have been entitled to receive under subclause (iii) of this Subsection 3.07(a) as servicing compensation on account of each defaulted Monthly Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to the RMBS Servicer or any Subservicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Stated Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the RMBS Servicing Fee Rate to but not including the date of payment (in any event, the aggregate amount of servicing compensation received by a Subservicer and the RMBS Servicer with respect to any defaulted Monthly Payment shall not exceed the applicable RMBS Servicing Fee);

                  (viii) to reimburse the RMBS Servicer or any Subservicer for any Nonrecoverable Advance previously made, and not otherwise reimbursed pursuant to this Subsection 3.07(a);

                  (ix) to withdraw any other amount deposited in the Protected Account that was not required to be deposited therein pursuant to
         Section 3.06;

                  (x) to reimburse the RMBS Servicer for costs incurred by it associated with the environmental report specified in Section 3.13(e); and

                  (xi) to clear and terminate the Protected Account following a termination of the Trust pursuant to Section 8.01 of the Trust Agreement.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v), (vi) and (vii), the RMBS Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the RMBS Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Protected Account pursuant to such clauses. Notwithstanding any other provision of this RMBS Servicing Agreement, the RMBS Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.13 or otherwise reimbursable expenses incurred pursuant to the terms of this RMBS Servicing Agreement, but only to the extent of collections or other recoveries on the related Mortgage Loan.

         (b) Notwithstanding the provisions of this Section 3.07, the RMBS Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Protected Account, any portion to which such Subservicers are entitled hereunder as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Servicing Advances made by such Subservicers.

         (c) The RMBS Servicer shall pay to the Securities Administrator interest on any payments to the Securities Administrator Collection Account which were due on a RMBS Servicer Remittance Date but were made after the related RMBS Servicer Remittance Date at a rate equal to the federal funds rate from the date due to the date paid, both inclusive. This interest shall be solely an obligation of the RMBS Servicer and shall not be recoverable by the Securities Administrator from the Trust or from any other source.

         Section 3.08 COLLECTION OF TAXES ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS.

         (a) The RMBS Servicer shall establish and maintain or cause the related Subservicer to establish and maintain, one or more Servicing Accounts. The RMBS Servicer or a Subservicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

         (b) The deposits in the Servicing Accounts shall be held in trust by the RMBS Servicer or a Subservicer (and its successors and assigns) in the name of the Indenture Trustee for the benefit of the Noteholders. Such Servicing Accounts shall be Eligible Accounts and if permitted by applicable law, invested in Eligible Investments held in trust by the RMBS Servicer or a Subservicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment; withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the RMBS Servicer or a Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this RMBS Servicing Agreement.

         Section 3.09 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

         The RMBS Servicer shall provide, and shall cause any Subservicer to provide, to the RMBS Master Servicer, the Note Insurer, the Owner Trustee and the Indenture Trustee or its designee access to the documentation regarding the related Mortgage Loans and REO Property and to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the RMBS Servicer or the Subservicers that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the RMBS Servicer or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; PROVIDED, FURTHER, HOWEVER, that the RMBS Master Servicer, the Owner Trustee, the Note Insurer and the Indenture Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the RMBS Servicer or any Subservicer. The RMBS Servicer and the Subservicers shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.10 MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTION THEREUNDER.

         The RMBS Servicer shall, or shall cause the related Subservicer to, exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each Mortgage Loan as to which as of the Cut-off Date a Primary Insurance Policy was in effect and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such first lien Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such first lien Mortgage Loan represents less than 80% of the new appraised value of the related Mortgaged Property. The RMBS Servicer shall, or shall cause the related Subservicer to, effect the timely payment of the premium on each Primary Insurance Policy. The RMBS Servicer and the related Subservicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer, PROVIDED, THAT, such substitution shall be subject to the condition that it will not cause the ratings on the Notes to be downgraded or withdrawn, as evidenced by a writing from each Rating Agency.

         Section 3.11  MAINTENANCE OF HAZARD INSURANCE AND FIDELITY COVERAGE.

         (a) The RMBS Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Stated Principal Balance of the Mortgage Loan (including any cumulative related Negative Amortization) or the current replacement cost of the related Mortgaged Property, and containing a standard mortgagee clause, PROVIDED, HOWEVER, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi-peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

         (b) Any amounts collected by the RMBS Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the RMBS Servicer's or a Subservicer's normal servicing procedures, the Mortgage Note, the Security Instrument or applicable law) shall be deposited initially in a Protected Account, for transmittal to the Securities Administrator Collection Account, subject to withdrawal pursuant to
Section 3.07.

         (c) Any cost incurred by a RMBS Servicer or a Subservicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to the RMBS Master Servicer, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the RMBS Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the RMBS Servicer from the Repurchase Price, or as otherwise provided in Section 3.07.

         (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of a Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the RMBS Servicer shall use its best reasonable efforts to cause with respect to the related Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the related Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the related Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan (including any cumulative related Negative Amortization) and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

         (e) If insurance has not been maintained complying with Subsections
3.11 (a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the RMBS Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs.

         (f) The RMBS Servicer shall present, or cause the related Subservicer to present, claims under any applicable Primary Insurance Policy or the related hazard insurance or flood insurance policy.

         (g) The RMBS Servicer shall obtain and maintain at its own expense and for the duration of this RMBS Servicing Agreement and shall cause each Subservicer to obtain and maintain a blanket fidelity bond and an errors and omissions insurance policy covering such Person's officers, employees and other persons acting on its behalf in connection with its activities under this RMBS Servicing Agreement or the related Subservicing Agreement. The amount of coverage shall be at least equal to the coverage maintained by the RMBS Servicer acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The RMBS Servicer shall promptly notify the RMBS Master Servicer of any material change in the terms of such bond or policy. The RMBS Servicer shall provide annually to the RMBS Master Servicer a certificate of insurance that each such bond and policy are in effect. If any such bond or policy ceases to be in effect, the RMBS Servicer shall, to the extent possible, give the RMBS Master Servicer ten days' notice prior to any such cessation and the RMBS Servicer shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under each such bond or policy shall be deposited initially in a Protected Account for transmittal to the Securities Administrator Collection Account, subject to withdrawal pursuant to Section 3.07.

         Section 3.12  DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.

         (a) In any case in which the RMBS Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the RMBS Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law. The RMBS Servicer or the related Subservicer may repurchase a Mortgage Loan at the Repurchase Price when the RMBS Servicer requires acceleration of the Mortgage Loan, but only if the RMBS Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the RMBS Master Servicer, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Estate or any Securityholder. If the RMBS Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the RMBS Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered by a hazard policy and (if so covered before the RMBS Servicer or the related Subservicer enters into such agreement) by any Primary Insurance Policy. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The RMBS Servicer shall forward to the Indenture Trustee the original copy of such assumption agreement, which copy shall be added by the Indenture Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion, equal to up to 2% of the Stated Principal Balance of the related Mortgage Loan, of any fee or additional interest collected by the RMBS Servicer or the related Subservicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the RMBS Servicer or related Subservicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this RMBS Servicing Agreement, the RMBS Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the RMBS Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

         Section 3.13  REALIZATION UPON DEFAULTED MORTGAGE LOANS.

         (a) The RMBS Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06, except that the RMBS Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the RMBS Servicer follows the procedures in Subsection (e) below.

         (b) The RMBS Servicer shall foreclose or shall direct the related Subservicer to foreclose on any Mortgaged Property in the name of the Indenture Trustee for the benefit of the Noteholders.

         (c) In connection with such foreclosure or other conversion, the RMBS Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner (including short sales) as to maximize the receipt of principal and interest by the Noteholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(d). The foregoing is subject to the proviso that the RMBS Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to the Noteholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Protected Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The RMBS Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation). Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this RMBS Servicing Agreement to be Insurance Proceeds.

         (d) The Trust Estate shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or reasonably foreseeable default of a Mortgage Loan. In the event that the Trust Estate acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the RMBS Servicer (or its agent) on behalf of the Trust Estate within two years after its acquisition by the Trust Estate.

         (e) With respect to any Mortgage Loan as to which the RMBS Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the RMBS Servicer shall promptly notify the RMBS Master Servicer and shall act in accordance with any directions and instructions provided by the RMBS Master Servicer. If the RMBS Master Servicer has not provided directions and instructions to the RMBS Servicer in connection with any such Mortgage Loan within 30 days of a request by the RMBS Servicer for such directions and instructions, then the RMBS Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the RMBS Servicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the RMBS Master Servicer, the Owner Trustee or the Indenture Trustee could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property.

         Section 3.14 RMBS INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

         (a) Upon payment in full of any Mortgage Loan or the receipt by the RMBS Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the RMBS Servicer will immediately notify the Indenture Trustee by a certification signed by a Servicing Officer in the form of the request for release "Request for Release") attached hereto as Exhibit B (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Protected Account have been so deposited) and shall request delivery to the RMBS Servicer or Subservicer, as the case may be, of the related Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall release the related Mortgage File to the RMBS Servicer or Subservicer and execute and deliver to the RMBS Servicer, without recourse, representation or warranty the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the RMBS Servicer), together with the Mortgage Note. In connection with the satisfaction of any MOM Loan, the RMBS Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage.

         (b) From time to time as is appropriate, for the servicing or foreclosure of any Mortgage Loan or collection under an insurance policy, the RMBS Servicer may deliver to the Indenture Trustee a Request for Release signed by a Servicing Officer on behalf of the RMBS Servicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Indenture Trustee shall deliver the Mortgage File or any document therein to the RMBS Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

         (c) The RMBS Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Indenture Trustee when the need therefor no longer exists, and in any event within 21 days of the RMBS Servicer's receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Protected Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Indenture Trustee, the RMBS Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non- judicially, and the RMBS Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the RMBS Servicer shall deliver the Request for Release with respect thereto to the Indenture Trustee and, upon deposit of the related Liquidation Proceeds in the Protected Account, as certified to the Indenture Trustee, the Indenture Trustee, shall deliver the related Mortgage File or any document therein to the RMBS Servicer or Subservicer, as applicable.

         (d) The Indenture Trustee shall execute and deliver to the RMBS Servicer any court pleadings, requests for trustee's sale or other documents prepared and delivered to the Indenture Trustee for execution necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the RMBS Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer in which it requests the Indenture Trustee to cause to be executed the pleadings or documents. The Indenture Trustee and any officer, director, employee or agent of the Indenture Trustee may rely in good faith on any such document submitted by the RMBS Servicer. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.15  SUBSERVICING COMPENSATION.

         (a) As compensation for its activities hereunder, the RMBS Servicer shall be entitled to receive the RMBS Servicing Fee from full payments of accrued interest on each Mortgage Loan or as otherwise provided in Section 3.07. The RMBS Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer and neither the RMBS Master Servicer nor the Indenture Trustee shall bear any fees, expenses or other costs directly associated with any Subservicer.

         (b) The RMBS Servicer may retain additional servicing compensation in the form of a portion of the assumption fees, up to 2% of the Stated Principal Balance of the related Mortgage Loan, fees for statement of account or payoff, late payment charges or otherwise, to the extent such fees are collected from the related Mortgagors or, with respect to a Liquidated Mortgage Loan, to the extent such fees have accrued. The RMBS Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this RMBS Servicing Agreement and shall not be entitled in connection with servicing activities under this RMBS Servicing Agreement to reimbursement except as provided in this RMBS Servicing Agreement. Expenses to be paid by the RMBS Servicer under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

         Section 3.16  ANNUAL STATEMENTS OF COMPLIANCE.

         No later than March 15 of each year, commencing in March 2006, the RMBS Servicer at its own expense shall deliver to the Depositor and the RMBS Master Servicer, with a copy to the Securities Administrator, the Note Insurer and the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of activities of the RMBS Servicer during the preceding calendar year and of performance under this RMBS Servicing Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the RMBS Servicer has fulfilled all its obligations under this RMBS Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the RMBS Servicer to remedy such default; (iii) a review of activities of each Subservicer during the Subservicer's most recently ended calendar year on or prior to December 31 of the preceding year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this RMBS Servicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the RMBS Servicer to the Noteholders upon request.

         Section 3.17  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

         (a) No later than March 15 of each year, commencing in March 2006, the RMBS Servicer, at its expense, shall cause a firm of independent public accountants which is a member of American Institute of Certified Public Accountants and which is Deloitte & Touche LLP (or a successor thereof) to furnish a statement to the RMBS Servicer, which will be provided to the Depositor, the Securities Administrator, the RMBS Master Servicer, the Note Insurer and the Rating Agencies, to the effect that, in connection with the firm's examination of the RMBS Servicer's financial statements as of the end of the preceding calendar year, nothing came to their attention that indicated that the RMBS Servicer was not in compliance with this Agreement, including Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         (b) No later than March 15 of each year, commencing in March 2006, the RMBS Servicer, at its expense, shall or shall cause each Subservicer to cause a nationally recognized firm of independent certified public accountants to furnish to the RMBS Servicer or such Subservicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the RMBS Servicer or such Subservicer which includes an assertion that the RMBS Servicer or such Subservicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the RMBS Servicer shall or shall cause each Subservicer to furnish a copy of such report to the RMBS Master Servicer, the Depositor, the Securities Administrator, the Note Insurer and the Rating Agencies. Any annual independent public accountants' report furnished pursuant to this Section 3.17 shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Issuer's annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such annual independent public accountant's report shall contain any language restricting, limiting or prohibiting such use of such report.

         Section 3.18  OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.

         The RMBS Servicer may, but is not obligated to, repurchase from the Issuer any Mortgage Loan delinquent in payment for a period of 90 days or longer (a "90-Day Delinquent Mortgage Loan") for a price equal to the Repurchase Price. Any such 90-Day Delinquent Mortgage Loan shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the Calendar Quarter following the Calendar Quarter in which such Mortgage Loan became a 90-Day Delinquent Mortgage Loan, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. Notwithstanding the foregoing, the Indenture Trustee, whether acting as Indenture Trustee or in the capacity of successor RMBS Master Servicer, shall have no obligation hereunder or under any other Basic Document to repurchase any Mortgage Loan.

         Section 3.19 INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY.

         The RMBS Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the RMBS Servicer or a Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2005, the RMBS Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the RMBS Servicer or such Subservicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the RMBS Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and Section 6050P of the Code (reports relating to cancellation of indebtedness).

         Section 3.20  FAIR CREDIT REPORTING ACT.

         The RMBS Servicer, in its capacity as RMBS Servicer for each Mortgage Loan, agrees to fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit reporsitories), on a monthly basis.

         Section 3.21  PAYMENT OPTIONS.

         The RMBS Servicer shall provide to each Mortgagor for a Group I Loan all payment options listed in the related Mortgage Note which are available to the Mortgagor with respect to such payment, notwithstanding any provision in the related Mortgage Note which explicitly states or implies that providing the options is optional for the servicer of such Group I Loan or the owner or holder of the related Mortgage Note.

         Section 3.22  WAIVER OF PREPAYMENT CHARGES.

         Except as provided below, the RMBS Servicer or any designee of the RMBS Servicer shall not waive any prepayment charge with respect to any Mortgage Loan. If the RMBS Servicer or any Subservicer fails to collect a prepayment charge at the time of the related prepayment of any Mortgage Loan subject to such prepayment charge, the RMBS Servicer shall deposit to the Protected Account at the time of payoff an amount equal to the amount of the prepayment charge not collected. Notwithstanding the above, the RMBS Servicer or any Subservicer may waive a prepayment charge only if (i) such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans (including any waiver of a prepayment charge in connection with a refinancing of a Mortgage Loan related to a default or a reasonably foreseeable default), and (ii) such waiver, in the reasonable judgment of the RMBS Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the value of such prepayment charge and the related Mortgage Loan. In no event will the RMBS Servicer waive a prepayment charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a prepayment charge is waived as permitted by meeting the standards described above, then the RMBS Servicer is required to pay the amount of such waived prepayment charge, for the benefit of the holders of the Class N Notes, by depositing such amount into the Protected Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Protected Account.

         Within 90 days of the earlier of discovery by the RMBS Servicer or receipt of notice by the RMBS Servicer of the breach of the representation or covenant of the Servicer set forth in this Section 3.22 which materially and adversely affects the interests of the Holders of the Class N Notes in any prepayment charge, the RMBS Servicer shall remedy such breach as follows: if any of the covenants made by the RMBS Servicer in this Section 3.22 is breached, the RMBS Servicer must pay the amount of such waived prepayment charge, for the benefit of the Holders of the Class N Notes, by depositing such amount into the Protected Account.

                                   ARTICLE IV
                              SERVICING CERTIFICATE

         Section 4.01  REMITTANCE REPORTS.

         Not later than the tenth (10th) calendar day, or if such day is not a Business Day, the first Business Day immediately preceding the tenth calendar day of the month of the related Remittance Date, the RMBS Servicer shall furnish to the RMBS Master Servicer, a monthly remittance advice in the format set forth in Exhibit D attached hereto (or in such other format mutually agreed to by the RMBS Master Servicer and the RMBS Servicer), with regard to monthly loan remittance data and a report containing the information required by Exhibit E (or in such other format mutually agreed to by the RMBS Master Servicer and the RMBS Servicer) with respect to defaulted mortgage loans, with a trial balance report attached thereto, and such other loan level information reasonably available to the RMBS Servicer and requested by the RMBS Master Servicer.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Indenture Trustee pursuant to a deed-in-lieu of foreclosure, the RMBS Servicer shall submit to the RMBS Master Servicer a liquidation report in the format set forth in Exhibit F attached hereto (or in such other format mutually agreed to by the RMBS Servicer and RMBS Master Servicer) with respect to such Mortgaged Property and all supporting documentation reasonably required by the Master Servicer. The Master Servicer shall review and approve all Realized Loss calculations contained in such liquidation report. The RMBS Servicer shall also provide reports on the status of REO Property containing such information as the RMBS Master Servicer may reasonably require.

         Section 4.02      RESERVED.

         Section 4.03      RESERVED.

         Section 4.04      ADVANCES.

         If any Monthly Payment on a Mortgage Loan that was due on the immediately preceding Due Date or due during the related Due Period and delinquent on a Determination Date is delinquent other than as a result of application of the Relief Act, the RMBS Servicer will deposit in the Protected Account not later than the related RMBS Servicer Remittance Date an amount equal to such Monthly Payment net of the related RMBS Servicing Fee for such Mortgage Loan, except to the extent the RMBS Servicer or the related Subservicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on any Mortgage Loan. Subject to the foregoing and in the absence of such a determination, the RMBS Servicer shall continue to make such advances through the date that the related Mortgaged Property or REO Property has, in the judgment of the RMBS Servicer, been completely liquidated. No later than the fourth Business Day preceding each Payment Date, the RMBS Servicer shall present an Officer's Certificate to the RMBS Master Servicer with respect to the Mortgage Loans, (i) stating that the RMBS Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance. The RMBS Servicer will include in the Remittance Report a list of each Mortgage Loan for which it does not make a Monthly Advance in accordance with this Section.

         Such Monthly Advances may be made in whole or in part from funds in the Protected Account being held for future distribution or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future distribution to Securityholders and so used shall be replaced by the RMBS Servicer from its own funds by deposit in the Protected Account prior to the related RMBS Servicer Remittance Date to the extent that funds in the Protected Account with respect to the related Payment Date shall be less than payments to Securityholders required to be made on such date.

         Section 4.05  COMPENSATING INTEREST PAYMENTS.

         The RMBS Servicer shall deposit in the Protected Account not later than the RMBS Servicer Remittance Date an amount equal to the Compensating Interest for the related Determination Date. The RMBS Servicer shall not be entitled to any reimbursement of any Compensating Interest payment.

         Section 4.06  ANNUAL CERTIFICATION.

         For so long as the Mortgage Loans are being master serviced by the RMBS Master Servicer, by March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the RMBS Servicer shall execute and deliver an Officer's Certificate to the RMBS Master Servicer and the Depositor for the benefit of the Depositor and its officers, directors and affiliates in the form of Exhibit C-1.

                                    ARTICLE V
                                THE RMBS SERVICER

         Section 5.01  LIABILITY OF THE RMBS SERVICER.

         The RMBS Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the RMBS Servicer herein.

         Section 5.02 MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE RMBS SERVICER.

         Any corporation into which the RMBS Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the RMBS Servicer shall be a party, or any corporation succeeding to the business of the RMBS Servicer, shall be the successor of the RMBS Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the RMBS Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         The RMBS Servicer may assign its rights and delegate its duties and obligations under this RMBS Servicing Agreement; PROVIDED, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the RMBS Master Servicer, is willing to service the Mortgage Loans and executes and delivers to the RMBS Master Servicer, the Issuer and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the RMBS Master Servicer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the RMBS Servicer under this RMBS Servicing Agreement; PROVIDED, FURTHER, that each Rating Agency's rating of the applicable Notes, without regard to the Note Insurance Policy, in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

         Section 5.03  LIMITATION ON LIABILITY OF THE RMBS SERVICER AND OTHERS.

         The RMBS Servicer shall immediately notify the RMBS Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered in respect of such claim. The RMBS Servicer agrees that it will not enter into the settlement of any such claim if such settlement would materially and adversely affect the interests of the Noteholders. The RMBS Servicer shall be entitled to reimbursement of any such costs and expenses from funds in the Protected Account, unless such claim relates to a matter for which the Servicer is required to indemnify the Issuer, the Indenture Trustee or the RMBS Master Servicer pursuant to Section 5.06. Neither the RMBS Servicer nor any of the directors or officers or employees or agents of the RMBS Servicer shall be under any liability to the RMBS Master Servicer, the Issuer and the Indenture Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this RMBS Servicing Agreement, PROVIDED, HOWEVER, that this provision shall not protect the RMBS Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The RMBS Servicer and any director or officer or employee or agent of the RMBS Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The RMBS Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the RMBS Servicer pursuant to Sections 5.04 or
6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 5.04  RMBS SERVICER NOT TO RESIGN.

         Subject to the provisions of Section 5.02, the RMBS Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the RMBS Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the RMBS Master Servicer) or (ii) upon satisfaction of the following conditions: the RMBS Servicer has proposed a successor servicer to the RMBS Master Servicer in writing and such proposed successor servicer is reasonably acceptable to the RMBS Master Servicer; PROVIDED, HOWEVER, that no such resignation by the RMBS Servicer shall become effective until such successor servicer shall have assumed the RMBS Servicer's responsibilities and obligations hereunder or another successor RMBS Servicer has been appointed in accordance with Section 6.02 and has accepted such appointment. Any such resignation shall not relieve the RMBS Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the RMBS Servicer. The RMBS Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the RMBS Servicer pursuant to any provision of this RMBS Servicing Agreement.

         Notwithstanding anything to the contrary herein, the RMBS Servicer may pledge or assign as collateral all its rights, title and interest under this RMBS Servicing Agreement to a lender (the "RMBS Servicing Rights Pledgee"), provided, that:

         (1) upon a Servicing Default and receipt of a notice of termination by the RMBS Servicer, the RMBS Servicing Rights Pledgee may direct the RMBS Servicer or its designee to appoint a successor RMBS Servicer pursuant to the provisions, and subject to the conditions, set forth in Section 6.02 regarding the appointment of a successor RMBS Servicer;

         (2) the RMBS Servicing Rights Pledgee's rights are subject to this RMBS Servicing Agreement; and

         (3) the RMBS Servicer shall remain subject to termination as RMBS Servicer under this RMBS Servicing Agreement pursuant to the terms hereof.

         Section 5.05  DELEGATION OF DUTIES.

         In the ordinary course of business, the RMBS Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the RMBS Servicer complies pursuant to Section
3.01. Such delegation shall not relieve the RMBS Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06  INDEMNIFICATION.

         (a) The RMBS Servicer agrees to indemnify each of the RMBS Master Servicer, the Issuer and the Indenture Trustee for and to hold each of the RMBS Master Servicer, the Issuer and the Indenture Trustee harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the failure by the RMBS Servicer to perform its duties in compliance with this RMBS Servicing Agreement or incurred by reason of the RMBS Servicer's willful misfeasance, bad faith, gross negligence or reckless disregard of the performance of its duties hereunder. In addition to the indemnification set forth in the previous sentence, the RMBS Servicer shall indemnify and hold each of the RMBS Master Servicer, the Issuer and the Indenture Trustee harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses resulting from or related to any act or omission to act of any prior servicer, owner or originator of a Mortgage Loan or Mortgaged Property (or any other Person) prior to the transfer of servicing to the RMBS Master Servicer in accordance with Section 6.02 hereunder, provided that:

                  (i) with respect to any such claim, the RMBS Master Servicer, the Issuer or the Indenture Trustee, as applicable, shall have given the RMBS Servicer written notice thereof promptly after the RMBS Master Servicer, the Issuer or the Indenture Trustee, as applicable, shall have actual knowledge thereof, it being understood that failure to give such notice shall not relieve the RMBS Servicer of its indemnification obligations hereunder;

                  (ii) while maintaining control over its own defense, the RMBS Master Servicer, the Issuer or the Indenture Trustee, as applicable, shall cooperate and consult fully with the RMBS Servicer in preparing such defense; and

                  (iii) notwithstanding anything in this RMBS Servicing Agreement to the contrary, the RMBS Servicer shall not be liable for settlement of any claim by the RMBS Master Servicer, the Issuer or the Indenture Trustee, as applicable, entered into without the prior consent of the RMBS Servicer, which consent shall not be unreasonably withheld.

         (b) No termination of this RMBS Servicing Agreement or the resignation or removal of the RMBS Servicer shall affect the obligations created by this
Section 5.06 of the RMBS Servicer to indemnify the RMBS Master Servicer, the Issuer and the Indenture Trustee under the conditions and to the extent set forth herein. This section shall survive the termination of this RMBS Servicing Agreement and the resignation or removal of the RMBS Servicer and the Indenture Trustee. Any amounts to be paid by the RMBS Servicer pursuant to this Subsection may not be paid from the Trust Estate.

         Section 5.07 DUTIES OF THE RMBS SERVICER WITH RESPECT TO THE INDENTURE.

         (a) The RMBS Servicer shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

                  (i) causing the preparation of the Notes (for execution by the Owner Trustee) upon their initial issuance and causing the preparation of an Issuer Request (for execution by the Owner Trustee) for delivery to the Indenture Trustee regarding the authentication of the Notes (Section 2.02);

                  (ii) causing the preparation of an Issuer Request and Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Section 8.05);

                  (iii) causing the preparation of Issuer Requests (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures;

                  (iv) causing the preparation and obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Sections 8.05 and 10.01);

                  (v) the delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and under the Trust Agreement (Sections 3.24 and 5.01);

                  (vi) the annual delivery of Opinions of Counsel, in accordance with Section 3.07 of the Indenture, as to the Trust Estate, and the annual delivery and execution of the Officers' Certificate (Section 3.10);

                  (vii) causing the preparation and execution of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the Issuer to the Indenture Trustee to take any action under the Indenture (Sections 4.10 and 10.01);

                  (viii) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the RMBS Mortgage Loans and each other instrument and agreement included in the Trust Estate (Section 3.04).

         (b) In addition to the duties of the RMBS Servicer set forth above, the RMBS Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee or the Indenture Trustee (who is in no event obligated to make such requests or direction) shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. In accordance with the directions of the Owner Trustee or Indenture Trustee (who is in no event obligated to make such requests or direction), the RMBS Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee or the Indenture Trustee (who is in no event obligated to make such requests or direction) and are reasonably within the capability of the RMBS Servicer.

         Section 5.08  PATRIOT ACT.

         In order to comply with its duties under the USA Patriot Act of 2001, the Indenture Trustee shall obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

                                   ARTICLE VI
                                     DEFAULT

         Section 6.01  SERVICING DEFAULT.

         If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

                  (i) Any failure by the RMBS Servicer to deposit in the Protected Account or Securities Administrator Collection Account any deposit required to be made under the terms of this RMBS Servicing Agreement, including any Monthly Advances and Compensating Interest (other than Servicing Advances), which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to the RMBS Servicer by the RMBS Master Servicer; or

                  (ii) Failure on the part of the RMBS Servicer duly to observe or perform in any material respect any representation or warranty of the RMBS Servicer or any other covenants or agreements of the RMBS Servicer (including the making of Servicing Advances) set forth in this RMBS Servicing Agreement, which failure, in each case, materially and adversely affects the interests of the Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the RMBS Servicer by the RMBS Master Servicer; or

                  (iii) The entry against the RMBS Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The RMBS Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the RMBS Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the RMBS Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the RMBS Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in every such case, so long as a Servicing Default shall not have been remedied by the RMBS Servicer, the RMBS Master Servicer may, by notice then given to the RMBS Servicer, terminate all of the rights and obligations of the RMBS Servicer as servicer under this RMBS Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the RMBS Master Servicer may exercise any and all other remedies available at law or equity. Any such notice to the RMBS Servicer shall also be given to each Rating Agency, the Company and the Issuer. On or after the receipt by the RMBS Servicer of such written notice, all authority and power of the RMBS Servicer under this RMBS Servicing Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the RMBS Master Servicer, pursuant to and under this Section 6.01; and, without limitation, the RMBS Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the RMBS Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual servicing functions can be fully transferred to the RMBS Master Servicer, as successor RMBS Servicer, or to a successor RMBS Servicer appointed by the RMBS Master Servicer pursuant to the provisions hereof, provided, that the RMBS Master Servicer shall use its reasonable best efforts to succeed to the actual servicing functions or find a successor RMBS Servicer as soon as possible but no later than 100 days after such termination; and provided further that the RMBS Master Servicer shall continue to have the right to appoint a successor RMBS Servicer after such 100-day period in accordance with Section 6.02. The RMBS Servicer agrees to cooperate with the RMBS Master Servicer in effecting the termination of the responsibilities and rights of the RMBS Servicer hereunder, including, without limitation, the transfer to the RMBS Master Servicer or the successor RMBS Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; (ii) originals or copies of all documents of the RMBS Servicer reasonably requested by the RMBS Master Servicer to enable it to assume the RMBS Servicer's duties thereunder and under the Subservicing Agreements;
(iii) unless terminated in accordance with this RMBS Servicing Agreement, the rights and obligations of the RMBS Servicer under the Subservicing Agreements with respect to the Mortgage Loans; (iv) all cash amounts which shall at the time be deposited by the RMBS Servicer or should have been deposited to the Protected Account, the related Servicing Accounts or the Securities Administrator Collection Account or thereafter be received with respect to the Mortgage Loans; and (v) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the RMBS Master Servicer or any successor RMBS Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the RMBS Master Servicer or successor RMBS Servicer to service the Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees and disbursements) incurred by the RMBS Master Servicer or a successor RMBS Servicer in connection with its succession as RMBS Servicer, or the Indenture Trustee in accordance with such succession (as provided below), including amending this RMBS Servicing Agreement to reflect such succession as RMBS Servicer pursuant to this Section 6.01 shall be paid by the predecessor RMBS Servicer (or if the predecessor RMBS Servicer is the RMBS Master Servicer, the terminated RMBS Servicer) upon presentation of reasonable documentation of such costs and expenses. In connection therewith, the Indenture Trustee shall establish a reserve fund (the "Reserve Fund") into which each of the HELOC Servicer and the RMBS Servicer shall deposit on the Closing Date the amount of $423,415 each (for a total of $846,830) to be held in trust for the benefit of each of the RMBS Master Servicer, the HELOC Back-Up Servicer and the Indenture Trustee. Funds on deposit in the Reserve Fund shall be used to pay the costs and expenses incurred by the RMBS Master Servicer in connection with its succession as RMBS Servicer in the event of a Servicing Default by the RMBS Servicer pursuant to this
Section 6.01, or to pay the costs and expenses incurred by the HELOC Back-Up Servicer in connection with its succession as HELOC Servicer in the event of a Servicing Default by the HELOC Servicer pursuant to Section 6.01 of the HELOC Servicing Agreement, and to pay the costs and expenses incurred by the Indenture Trustee in connection with any such succession by the HELOC Back-Up Servicer or RMBS Master Servicer, respectively, to the HELOC Servicer or RMBS Servicer. In addition, at the end of each Calendar Quarter, the Indenture Trustee shall release from the Reserve Fund and pay to the Seller an amount equal to $30 times each Mortgage Loan which was released from the Trust Estate during such Calendar Quarter as calculated by the Securities Administrator and provided to the Indenture Trustee. In the event that amounts contained in the Reserve Fund are insufficient to reimburse the HELOC Back-Up Servicer or the RMBS Master Servicer in accordance with this Section 6.01, then any remaining amounts required to be paid to the RMBS Master Servicer or the HELOC Back-Up Servicer in accordance with this Section 6.01 shall be payable from the Trust Estate. The Reserve Fund shall no longer be maintained if the RMBS Servicer is rated "SQ2" or better by Moody's on any date as certified by the RMBS Servicer to the Indenture Trustee, the RMBS Master Servicer, the HELOC Back-Up Servicer and the Securities Administrator. The costs and expenses incurred by the Indenture Trustee in connection with any such succession by the HELOC Back-Up Servicer or the RMBS Master Servicer, respectively, to the HELOC Servicer or RMBS Servicer, as applicable, shall be reimbursed in the first instance from the Reserve Fund. In the event that amounts contained in the Reserve Fund are insufficient to reimburse the Indenture Trustee in accordance with this Section 6.01, then any remaining amounts required to be paid to the Indenture Trustee in accordance with this Section 6.01 shall be payable by the terminated HELOC Servicer or terminated RMBS Servicer, as applicable, and in the event the Indenture Trustee is unable to collect any such amounts from the terminated HELOC Servicer or terminated RMBS Servicer, as applicable, then any remaining amounts shall be payable from the Trust Estate.

         Amounts on deposit in the Reserve Fund will be invested by the Indenture Trustee in Eligible Investments at the direction of the Seller, and investment income thereon will be for the benefit of the Seller. The Indenture Trustee shall notify the Seller of the amount of any losses incurred with respect to any such investments. The amount of any such losses shall be deposited in the Reserve Account by the Seller out of its own funds immediately as realized. On each Payment Date, the Indenture Trustee will withdraw from the Reserve Fund any investment income on amounts on deposit in the Reserve Fund and make payment to the Seller.

         The Trustee or its affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. Such compensation is not payable or reimbursable under this Agreement. The Trustee shall have no obligation to invest or reinvest any funds held in the Reserve Fund in the absence of timely written direction and shall not be liable for the selection of investments or for investment losses incurred thereon.

         Notwithstanding any termination of the activities of the RMBS Servicer hereunder, the RMBS Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the RMBS Servicer's rights and obligations hereunder and received after such notice, that portion to which the RMBS Servicer would have been entitled pursuant to Sections 3.07 and 3.15 as well as its RMBS Servicing Fee in respect thereof, and any other amounts payable to the RMBS Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         The RMBS Servicer shall immediately notify the RMBS Master Servicer in writing of the occurrence of any Servicing Default or any RMBS Servicing Trigger Event.

         In addition, upon the occurrence of any RMBS Servicing Trigger Event, the RMBS Master Servicer shall terminate the rights and responsibilities of the RMBS Servicer hereunder and shall appoint a successor RMBS Servicer in accordance with the provisions of this Section 6.02; provided, however, that the foregoing provision shall not apply in the event that the RMBS Servicer is rated "SQ2" or better by Moody's on any date. In the event of the appointment of the RMBS Master Servicer or other successor as successor RMBS Servicer in accordance with Section 6.02 hereof, the RMBS Servicing Trigger Event shall not apply.

         Section 6.02  RMBS MASTER SERVICER TO ACT; APPOINTMENT OF SUCCESSOR.

         (a) Within 100 days of the time the RMBS Servicer sends a notice pursuant to clause (i) of Section 5.04, the RMBS Master Servicer, or other successor appointed in accordance with this Section 6.02, shall be the successor in all respects to the RMBS Servicer in its capacity as RMBS Servicer under this RMBS Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the RMBS Servicer by the terms and provisions hereof, including but not limited to the provisions of Article V. Nothing in this RMBS Servicing Agreement shall be construed to permit or require the RMBS Master Servicer or any other successor RMBS Servicer to (i) be responsible or accountable for any act or omission of the predecessor RMBS Servicer, (ii) require or obligate the RMBS Master Servicer, in its capacity as successor RMBS Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iii) fund any losses on any Eligible Investment directed by any other RMBS Servicer, or
(iv) be responsible for the representations and warranties of the RMBS Servicer, except as provided herein; provided, however, that the RMBS Master Servicer, as successor RMBS Servicer, shall be required to make Monthly Advances to the extent that the RMBS Servicer failed to make such Monthly Advances, to the extent such Monthly Advance is not determined by the RMBS Master Servicer to be a Nonrecoverable Advance. As compensation therefor, the RMBS Master Servicer shall be entitled to such compensation as the RMBS Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the RMBS Master Servicer is unwilling to act as successor RMBS Servicer, or (ii) if the RMBS Master Servicer is legally unable so to act, the RMBS Master Servicer may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the RMBS Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the RMBS Servicer hereunder; provided that the appointment of any such successor RMBS Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies (as evidenced by a letter to such effect delivered by the Rating Agencies). Pending appointment of a successor to the RMBS Servicer hereunder, unless the RMBS Master Servicer is prohibited by law from so acting or is unwilling to act as such, the RMBS Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the RMBS Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the RMBS Master Servicer and such successor shall agree). The appointment of a successor RMBS Servicer shall not affect any liability of the predecessor RMBS Servicer which may have arisen under this RMBS Servicing Agreement prior to its termination as RMBS Servicer (including, without limitation, the obligation to pay any deductible under an insurance policy pursuant to Section 3.11 or to indemnify the RMBS Master Servicer pursuant to Section 5.06), nor shall any successor RMBS Servicer be liable for any acts or omissions of the predecessor RMBS Servicer or for any breach by such RMBS Servicer of any of its representations or warranties contained herein or in any related document or agreement. The RMBS Master Servicer and such successor shall take such action, consistent with this RMBS Servicing Agreement, as shall be necessary to effectuate any such succession.

         In connection with the termination or resignation of the RMBS Servicer hereunder, either (i) the successor RMBS Servicer, including the RMBS Master Servicer if the RMBS Master Servicer is acting as successor RMBS Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor RMBS Servicer shall cooperate with the successor RMBS Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor RMBS Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor RMBS Servicer shall cooperate with the successor RMBS Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor RMBS Servicer. The terminated RMBS Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The terminated RMBS Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 6.02. To the extent these fees and costs are not paid by the terminated RMBS Servicer and are incurred by any successor RMBS Servicer, such fees and costs will be reimbursable to the successor RMBS Servicer by the Trust. The successor RMBS Servicer shall cause such assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         (b) Any successor, including the RMBS Master Servicer, to the RMBS Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as RMBS Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the RMBS Servicer is so required pursuant to
Section 3.11(g).

         (c) Any successor RMBS Servicer, including the RMBS Master Servicer, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor RMBS Servicer shall fail to deliver any required deposit to the Protected Account or a Servicing Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         (d) Notwithstanding anything else herein to the contrary, in no event shall the RMBS Master Servicer be liable for any servicing fee or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor RMBS Servicer to act as a successor RMBS Servicer under this RMBS Servicing Agreement and the transactions set forth or provided for herein.

         (e) Notwithstanding any provision in this RMBS Servicing Agreement to the contrary, for a period of 10 days following the date on which the RMBS Servicer shall have received a notice of termination pursuant to Section 6.01 of this RMBS Servicing Agreement, the RMBS Servicer or its designee may appoint a successor RMBS Servicer that satisfies the eligibility criteria of a successor RMBS Servicer set forth in this Section 6.02, which appointment shall be subject to the consent of the Depositor, the Seller, the Master Servicer, and the Indenture Trustee, which consent shall not be unreasonably withheld or delayed; provided that such successor RMBS Servicer agrees to fully effect the servicing transfer within 100 days following the termination of the RMBS Servicer and to make all Monthly Advances that would otherwise be made by the RMBS Master Servicer under this Section 6.02 as of the date of such appointment, and to reimburse the RMBS Master Servicer for any unreimbursed Monthly Advances it has made and any reimbursable expenses that it has incurred in connection with this
Section 6.02. Any proceeds received in connection with the appointment of such successor RMBS Servicer shall be the property of the RMBS Servicer or its designee. This 10-day period shall terminate immediately (i) at the close of business on the second Business Day of such 10-day period if (A) the RMBS Servicer was terminated because of a Servicing Default described in Section 6.01(i) for failing to make a required Monthly Advance, and (B) the RMBS Servicer shall have failed to make (or cause to be made) such Monthly Advance, or shall fail to reimburse (or cause to be reimbursed) the RMBS Master Servicer for a Monthly Advance made by the RMBS Master Servicer, by the close of business on such second Business Day, or (ii) at the close of business on the second Business Day following the date (if any) during such 10-day period on which a Monthly Advance is due to be made, if the RMBS Servicer shall have failed to make (or caused to be made) such Monthly Advance, or the RMBS Servicer shall have failed to reimburse (or cause to be reimbursed) the RMBS Master Servicer for such Monthly Advance, by the close of business on such second Business Day. Notwithstanding anything to the contrary above, the RMBS Servicer shall perform all of the obligations of the RMBS Servicer in this RMBS Servicing Agreement until a successor RMBS Servicer is appointed and such appointment is effective.

         Section 6.03      RESERVED.

         Section 6.04      WAIVER OF DEFAULTS.

         The RMBS Master Servicer may waive any default by the RMBS Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this RMBS Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         Section 7.01  AMENDMENT.

         This RMBS Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to the Notes.

         Section 7.02  GOVERNING LAW.

         THIS RMBS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03  NOTICES.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

         (a) in the case of the RMBS Master Servicer and the Securities
Administrator:

         Wells Fargo Bank, N.A.
         P.O. Box 98
         Columbia , Maryland 21046
         (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - AHMIT 2005-2), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing;)

         (b) in the case of the RMBS Servicer:

         American Home Mortgage Servicing, Inc.
         4600 Regent Boulevard, Suite 200,
         Irving, Texas 75063-2250
         Attention: David Friedman

         (c) in the case of Rating Agencies:

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. 55 Water Street - 41st Floor
         New York, New York 10041
         Attention: Asset Backed Surveillance Group

         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York 10007
         Attention:

         (d) in the case of the Owner Trustee, the Corporate Trust Office: M&T Trust Company of Delaware

         (Monday & Friday Address)
         1220 North Market Street, Suite 202
         Wilmington, Delaware 19801
         Attention:  [____________]

         (Tuesday - Thursday Address)
         25 South Charles Street - 16th Floor
         Baltimore, Maryland 21201
         Attention:  [___________]

         (e) in the case of the Issuer, to American Home Mortgage Investment Trust 2005-2:

         c/o American Home Mortgage Securities LLC
         520 Broadhollow Road
         Melville, New York 11747
         Attention: General Counsel

         (f) in the case of the Indenture Trustee: its Corporate Trust Office

         (g) in the case of the Note Insurer:

         Ambac Assurance Corporation
         One State Street Plaza
         New York, New York 10004
         Attention: Consumer Asset-Backed Securities Group
         Attention: General Counsel

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this RMBS Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the RMBS Master Servicer to the Rating Agencies shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the RMBS Master Servicer shall have no liability for failure to deliver such notice or document to the Rating Agencies.

         The RMBS Servicer shall designate a Person who shall be available to the Note Insurer to provide reasonable access to information regarding the Mortgage Loans.

         Section 7.04  SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this RMBS Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this RMBS Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this RMBS Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

         Section 7.05  THIRD-PARTY BENEFICIARIES.

         This RMBS Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Note Insurer, the Owner Trustee, the Securities Administrator and their respective successors and permitted assigns. Except as otherwise provided in this RMBS Servicing Agreement, no other Person will have any right or obligation hereunder.

         Section 7.06  COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.07  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08  TERMINATION.

         The respective obligations and responsibilities of the RMBS Servicer and the RMBS Master Servicer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.

         Section 7.09  NO PETITION.

         The RMBS Servicer, by entering into this RMBS Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the satisfaction and discharge of the Indenture by one year.

         Section 7.10  NO RECOURSE.

         The RMBS Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this RMBS Servicing Agreement.

         Section 7.11  CONSENT TO JURISDICTION.

         The parties to this RMBS Servicing Agreement each hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this RMBS Servicing Agreement or the transactions contemplated hereby, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS RMBS SERVICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the RMBS Master Servicer, the Issuer, the Seller, the Indenture Trustee and the RMBS Servicer have caused this RMBS Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                         WELLS FARGO BANK, N.A.
                                         as RMBS Master Servicer


                                         By: /s/ Peter A. Gobell
                                            ------------------------------------
                                         Name:   Peter A. Gobell
                                         Title:  Vice President


                                         AMERICAN HOME MORTGAGE SERVICING, INC.
                                         as RMBS SERVICER


                                         By: /s/ Alan Horn
                                            ------------------------------------
                                         Name:   Alan Horn
                                         Title:  EVP, General Counsel and
                                                 Secretary


                                         AMERICAN HOME MORTGAGE INVESTMENT
                                         TRUST 2005-2, as Issuer

                                         M&T TRUST COMPANY OF DELAWARE, not in
                                         its individual capacity, but solely
                                         as Owner Trustee


                                         By: /s/ Robert D. Brown
                                            ------------------------------------
                                         Name:   Robert D. Brown
                                         Title:  Vice President


                                         DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Indenture Trustee


                                         By: /s/ Nicholas Gisler
                                            ------------------------------------
                                         Name:   Nicholas Gisler
                                         Title:  Associate



                                         AMERICAN HOME MORTGAGE ACCEPTANCE, INC.
                                         as SELLER


                                         By: /s/ Alan Horn
                                            ------------------------------------
                                         Name:   Alan Horn
                                         Title:  EVP, General Counsel and
                                                 Secretary

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE
                                (Filed Manually)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

RMBS Servicing Agreement ("RMBS Servicing Agreement") Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)Mortgage Loan Prepaid in Full
         Other
         Mortgage Loan Repurchased

Please deliver the Mortgage File to
                                    --------------------------------------------

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been deposited in the Protected Account as provided in the RMBS Servicing Agreement."

--------------------------
[Name of RMBS Servicer]
Authorized Signature
******************************************************************************
TO INDENTURE TRUSTEE: Please acknowledge this request (if we so request), and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the RMBS Servicing Agreement.

         Enclosed Documents: [ ] Promissory Note
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other:

--------------------------
Name

--------------------------
Title

--------------------------
Date

                                   EXHIBIT C-1

            FORM OF CERTIFICATION TO BE PROVIDED BY THE RMBS SERVICER

                  Re: American Home Mortgage Investment Trust 2005-2 Mortgage-Backed Notes, Series 2005-2

                  I, [identify the certifying individual], certify that:

                  l. Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountants' Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the RMBS Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                  2. Based on my knowledge, the servicing information required to be provided to the RMBS Master Servicer by the RMBS Servicer under the RMBS Servicing Agreement has been provided to the RMBS Master Servicer;

                  3. I am responsible for reviewing the activities performed by the RMBS Servicer under the RMBS Servicing Agreement and based upon the review required under the RMBS Servicing Agreement, and except as disclosed in the report, the RMBS Servicer has fulfilled its obligations under the RMBS Servicing Agreement; and

                  4. I have disclosed to the Registrant's certified public accounts all significant deficiencies relating to the RMBS Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the RMBS Servicing Agreement.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated as of June 22, 2005, among American Home Mortgage Investment Trust 2005-2, as issuer, Wells Fargo Bank, N.A. as securities administrator and Deutsche Bank National Trust Company, as indenture trustee.

                                          AMERICAN HOME MORTGAGE SERVICING, INC.


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:
                                          Date:

                                   EXHIBIT C-2

                                    RESERVED

                                    EXHIBIT D


                        LOAN LEVEL FORMAT FOR TAPE INPUT,
                         RMBS SERVICER PERIOD REPORTING

EXHIBIT 1: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

-------------------------- -------------------------------------------------- --------- ----------------------------------
COLUMN NAME                                 DESCRIPTION                        DECIMAL  FORMAT COMMENT
-------------------------- -------------------------------------------------- --------- ----------------------------------
LOAN_NBR                   Loan Number assigned by investor                             Text up to 10 digits
-------------------------- -------------------------------------------------- --------- ----------------------------------
SERVICER LOAN_NBR          Servicer Loan Number                                         Text up to 10 digits
-------------------------- -------------------------------------------------- --------- ----------------------------------
BORROWER_NAME              Mortgagor name assigned to Note                              Max length of 30
-------------------------- -------------------------------------------------- --------- ----------------------------------
SCHED_PMT_AMT              P&I constant                                           2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
NOTE_INT_RATE              Gross Interest Rate                                    4     Max length of 6
-------------------------- -------------------------------------------------- --------- ----------------------------------
NET_RATE                   Gross Interest Rate less the Service Fee Rate          4     Max length of 6
-------------------------- -------------------------------------------------- --------- ----------------------------------
SERV_FEE_RATE              Service Fee Rate                                       4     Max length of 6
-------------------------- -------------------------------------------------- --------- ----------------------------------
NEW_PAY_AMT                ARM loan's forecasted P&I constant                     2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
NEW_LOAN_RATE              ARM loan's forecasted Gross Interest Rate              4     Max length of 6
-------------------------- -------------------------------------------------- --------- ----------------------------------
ARM_INDEX_RATE             ARM loan's index Rate used                             4     Max length of 6
-------------------------- -------------------------------------------------- --------- ----------------------------------
ACTL_BEG_BAL               Beginning Actual Balance                               2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
ACTL_END_BAL               Ending Actual Balance                                  2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
NEXT_DUE_DATE              Borrower's next due date                                     MM/DD/YYYY
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_AMT_1                 Curtailment Amount                                     2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_DATE_1                Due date Curtailment was applied to                          MM/DD/YYYY
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_ADJ_ AMT_1            Curtailment Interest if applicable                     2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_AMT_2                 Curtailment Amount 2                                   2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_DATE_2                Due date Curtailment was applied to                          MM/DD/YYYY
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_ADJ_ AMT2             Curtailment Interest if applicable                     2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_AMT_3                 Curtailment Amount 3                                   2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_DATE_3                Due date Curtailment was applied to                          MM/DD/YYYY
-------------------------- -------------------------------------------------- --------- ----------------------------------
CURT_ADJ_AMT3              Curtailment Interest, if applicable                    2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
SCHED_BEG_BAL              Beginning Scheduled Balance                            2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
SCHED_END_BAL              Ending Scheduled Balance                               2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
SCHED_PRIN_AMT             Scheduled Principal portion of P&I                     2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
                           Scheduled Net Interest (less Service Fee)
SCHED_NET_INT              portion of P&I                                         2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
                           Liquidation Principal Amt to bring balance to
LIQ_AMT                    zero                                                   2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
PIF_DATE                   Liquidation Date                                             MM/DD/YYYY
-------------------------- -------------------------------------------------- --------- ----------------------------------
ACTION_CODE                Either 60 for liquidation or 65 for Repurchase               Max length of 2
-------------------------- -------------------------------------------------- --------- ----------------------------------
PRIN_ADJ_AMT               Principal Adjustments made to loan, if applicable      2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
INT_ADJ_AMT                Interest Adjustment made to loan, if applicable        2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
PREPAYMENT PENALTY AMT     Prepayment penalty amount, if applicable               2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
                           Soldier and Sailor Adjustment amount, if
SOILDER_SAILOR ADJ AMT     applicable                                             2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------
NON ADV LOAN AMT           Non Recoverable Loan Amount, if applicable             2     No commas(,) or dollar signs ($)
-------------------------- -------------------------------------------------- --------- ----------------------------------

                                    EXHIBIT E

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

TABLE: DELINQUENCY

         NAME                                       TYPE                  SIZE
         ----                                       ----                  ----
         SERVICER LOAN #                            NUMBER (DOUBLE)          8
         INVESTOR LOAN #                            NUMBER (DOUBLE)          8
         BORROWER NAME                              TEXT                    20
         ADDRESS                                    TEXT                    30
         STATE                                      TEXT                     2
         Due Date                                   Date/Time                8
         ACTION CODE                                TEXT                     2
         FC Received                                Date/Time                8
         File Referred to Atty                      Date/Time                8
         NOD                                        Date/Time                8
         Complaint Filed                            Date/Time                8
         Sale Published                             Date/Time                8
         Target Sale Date                           Date/Time                8
         Actual Sale Date                           Date/Time                8
         Loss Mit Approval Date                     Date/Time                8
         Loss Mit Type                              Text                     5
         Loss Mit Estimated Completion Date         Date/Time                8
         Loss Mit Actual Completion Date            Date/Time                8
         Loss Mit Broken Plan Date                  Date/Time                8
         BK Chapter                                 Text                     6
         BK Filed Date                              Date/Time                8
         Post Petition Due                          Date/Time                8
         Motion for Relief                          Date/Time                8
         Lift of Stay                               Date/Time                8
         RFD                                        Text                    10
         Occupant Code                              Text                    10
         Eviction Start Date                        Date/Time                8
         Eviction Completed Date                    Date/Time                8
         List Price                                 Currency                 8
         List Date                                  Date/Time                8
         Accepted Offer Price                       Currency                 8
         Accepted Offer Date                        Date/Time                8
         Estimated REO Closing Date                 Date/Time                8
         Actual REO Sale Date                       Date/Time               8

o ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.


The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

              12-RELIEF PROVISIONS
              15-BANKRUPTCY/LITIGATION
              20-REFERRED FOR DEED-IN-LIEU
              30-REFERRED FORE FORECLOSURE
              60-PAYOFF
              65-REPURCHASE
              70-REO-HELD FOR SALE
              71-THIRD PARTY SALE/CONDEMNATION
              72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

DESCRIPTION OF ACTION CODES:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

         ASUM-       APPROVED ASSUMPTION
         BAP-        BORROWER ASSISTANCE PROGRAM
         CO-         CHARGE OFF
         DIL-        DEED-IN-LIEU
         FFA-        FORMAL FORBEARANCE AGREEMENT
         MOD-        LOAN MODIFICATION
         PRE-        PRE-SALE
         SS-         SHORT SALE
         MISC-       ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.


The Occupant Code field should show the current status of the property. The acceptable codes are:

         MORTGAGOR
         TENANT
         UNKNOWN
         VACANT

                                    EXHIBIT F

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

         (a) 1. The numbers on the form correspond with the numbers listed below.

         LIQUIDATION AND ACQUISITION EXPENSES:

         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.

         (b)      Credits:

         14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

         PLEASE NOTE: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

         (c)      Total Realized Loss (or Amount of Any Gain)

         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

    Prepared by:  ________________      Date: _____________________________
    Phone:  ______________________      Email Address:_____________________

            ------------------   ---------------   ------------------
            Servicer Loan No.    Servicer Name     Servicer Address

            ------------------   ---------------   ------------------


    WELLS FARGO BANK, N.A. Loan No.________________________________________
    Borrower's Name:_______________________________________________________
    Property Address:______________________________________________________

    LIQUIDATION AND ACQUISITION EXPENSES:

    (1)  Actual Unpaid Principal Balance of Mortgage Loan   $_______________(1)
    (2)  Interest accrued at Net Rate                        _______________(2)
    (3)  Accrued Servicing Fees                              _______________(3)
    (4)  Attorney's Fees                                     _______________(4)
    (5)  Taxes                                               _______________(5)
    (6)  Property Maintenance                                _______________(6)
    (7)  MI/Hazard Insurance Premiums                        _______________(7)
    (8)  Utility Expenses                                    _______________(8)
    (9)  Appraisal/BPO                                       _______________(9)
    (10) Property Inspections                                _______________(10)
    (11) FC Costs/Other Legal Expenses                       _______________(11)
    (12) Other (itemize)                                    $_______________(12)
             Cash for Keys________________________           _______________
             HOA/Condo Fees_______________________           _______________
             _____________________________________           _______________
             _____________________________________           _______________

             TOTAL EXPENSES                                 $_______________(13)

    CREDITS:

    (14) Escrow Balance                                     $_______________(14)
    (15) HIP Refund                                          _______________(15)
    (16) Rental Receipts                                     _______________(16)
    (17) Hazard Loss Proceeds                                _______________(17)
    (18) Primary Mortgage Insurance Proceeds                 _______________(18)
    (19) Pool Insurance Proceeds                             _______________(19)
    (20) Proceeds from Sale of Acquired Property             _______________(20)
    (21) Other (itemize)                                     _______________(21)
         _________________________________________           _______________
         _________________________________________           _______________

         TOTAL CREDITS                                      $_______________(22)

    TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $_______________(23)


--------------------------------------------------------------------------------